Exhibit 99.1

Cision Pre-Releases Selected Preliminary Unaudited Second Quarter 2017 Financial Results

Expects to Report Full Quarterly Financial Results on August 9, 2017

CHICAGO, IL – July 11, 2017 – Cision Ltd. (NYSE: CISN; the “Company” or “Cision”), a leading global provider of software and services to public relations and marketing communications professionals, today issues this statement pre-releasing selected preliminary unaudited financial results for the second quarter ended June 30, 2017. This announcement is being made in connection with the anticipated launch of its of its $1,250 million First Lien Senior Secured Term Loan syndication.

Second Quarter 2017 Preliminary Unaudited Financial Results

•	Revenue estimated between $156.5 million and $157.0 million; reflecting between 72.4% and 72.9% growth versus prior year second quarter revenue of $90.8 million

•	Net loss estimated between $20.2 million and $20.8 million; reflecting a decrease of between $0.8 million and $0.3 million versus prior year second quarter net loss of $21.0 million

•	Adjusted EBITDA estimated between $57.0 million and $57.5 million; reflecting between 84.5% and 86.1% growth versus prior year second quarter Adjusted EBITDA of $30.9 million

“We are pleased to deliver strong preliminary results for the second quarter of 2017,” said Kevin Akeroyd, Chief Executive Officer of Cision. “We remain committed to achieving our long-term financial goals and executing on our strategic initiatives. We expect to continue to drive toward the Company’s revenue growth and operating margin expansion targets, while transforming the PR software industry with further enhancements to the Cision Communications Cloud.”

Cision has not yet finalized its financial statement close process for the quarter ended June 30, 2017. As a result, the information in this statement is preliminary and based upon information available to the Company as of the date of the statement. In connection with the finalization process, Cision may identify items that would require adjustments to its preliminary financial results announced herein. The Company’s financial results could be different, and those differences could be material. The preliminary financial results have been prepared by and are the responsibility of Cision’s management. PricewaterhouseCoopers LLP has not audited, reviewed, compiled or performed any procedures with respect to the accompanying preliminary financial data.

Second Quarter 2017 Earnings Release and Conference Call Details

Cision expects to release its full second quarter 2017 financial and operating results on August 9, 2017.

The Company plans to hold a conference call in connection with its release of its full second quarter 2017 results and will also update its financial guidance for its fiscal year ended December 31, 2017 at that time.

About Cision

Cision Ltd. is a leading global provider of software and services to public relations and marketing communications professionals. Cision’s software allows users to identify key influencers, craft and distribute strategic content, and measure meaningful impact. Cision has over 3,000 employees with offices in 15 countries throughout the Americas, EMEA, and APAC. For more information about its award-winning products and services, including the Cision Communications CloudTM visit www.cision.com and follow Cision on Twitter @Cision.

Non-GAAP Financial Information

This financial release refers to Adjusted EBITDA, which is a non-GAAP financial measure. Cision defines Adjusted EBITDA as net income (loss), determined in accordance with U.S. GAAP, for the period presented, before interest expense, income tax benefit (provision), and depreciation and amortization expense, further adjusted to exclude the following items: (a) acquisition related fees and expenses;; (b) deferred revenue fair-market-value adjustment; (c) sponsor management fees; (d) stock-based compensation expense; (e) (gain) or loss on subsidiary asset sales; (f) operating (profit) or loss of subsidiary asset sales; and (g) unrealized (gain) or loss on foreign currency translation. Management believes that this non-GAAP financial measure is an important indicator of the ongoing operating profit of Cision and provides an additional metric for comparability between reporting periods that allows for a more accurate analysis of underlying trends because this financial measure provides a view of our operating profitability that excludes items that management believes are not reflective of core operating performance, such as stock-based compensation and acquisition related costs. As a result, this non-GAAP measure is provided to supplement investors’ overall understanding of, and an enhanced level of transparency into, Cision’s financial performance. This measure should be considered in addition to results prepared in accordance with GAAP. A reconciliation of GAAP net income to Adjusted EBITDA for the periods presented can be found below.

Forward-Looking Statements

Cision cautions you that statements included in this news release that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause Cision’s results to differ materially from historical results or those expressed or implied by such forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding the Company’s expected financial results for the second quarter ended June 30, 2017 and longer-term financial and business goals. The Company’s estimated quarterly financial results for the second quarter ended June 30, 2017 are preliminary and subject to adjustment in the ongoing review and audit procedures by the Company’s external auditors. In addition, the financial projections and other estimates contained herein are forward-looking statements with respect to the anticipated performance of the Company and its affiliates. Such financial projections and estimates are as to future events and are not to be viewed as facts, and reflect various assumptions of management of the Company concerning the future performance of the Company and are subject to significant business, financial, economic, operating, competitive and other risks and uncertainties and contingencies (many of which are difficult to predict and beyond the control of the Company) that could cause actual results to differ materially from the statements included herein. Additional risks and uncertainties described are contained in Cision’s periodic filings with the Securities and Exchange Commission. Cision’s public filings with the Securities and Exchange Commission are available at www.sec.gov. Cision assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

Select Preliminary Unaudited Second Quarter 2017 Financial Results

	Three Months Ended
	June 30, 2016	June 30, 2017
Revenue	$90.8	$156.5 - $157.0
Net Income	$(21.0)	($20.2) - ($20.8)
Adjusted EBITDA	$30.9	$57.0 - $57.5

Reconciliation of Net Income to Adjusted EBITDA

Reconciliation of GAAP to Non-GAAP Financial Information: Reconciliation of GAAP net income to Adjusted EBITDA

	Three Months Ended
	June 30, 2016	June 30, 2017
Net Income	$(21.0)	($20.2) - ($20.8)
Depreciation and amortization	$25.0	$34.4 - $34.6
Interest expense	$44.0	$36.0 - $36.2
Income tax benefit	$(33.1)	($5.8) - ($5.4)
EBITDA	$15.0	$44.4 - $44.6
Acquisition related fees and expenses	$17.9	$11.9 - $12.0
Stock-based compensation expense	$1.3	$0.9 - $1.0
Deferred revenue fair-market-value adjustment	$0.0	$0.1 - $0.2
Sponsor management fees	$0.2	$0.1 - $0.2
Unrealized (gain) or loss on foreign currency translation	$(3.5)	($0.4) - ($0.5)
Adjusted EBITDA	$30.9	$57.0 - $57.5

Note: Figures in millions. The above presentation format is consistent with prior public filings. Future public filings, including the Company's filing of Form 10Q, may eliminate CPECs and reduce associated interest expense.

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Investor Contact:

Jack Pearlstein

Chief Financial Officer

Jack.Pearlstein@Cision.com

Media Contact:

Nick Bell

Vice President, Marketing Communications and Content

nick.bell@cision.com